Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     We, Mark R. Keller and Michael J. Green, Chief Executive Officer and Chief Financial Officer, respectively, of Republic Property Trust (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
     (1) The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m), as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Mark R. Keller
	Name:	Mark R. Keller
	Title:	Chief Executive Officer (Principal Executive Officer)

By:	/s/ Michael J. Green
	Name:	Michael J. Green
	Title:	Chief Financial Officer (Principal Financial Officer)

Date: May 3, 2007